FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2003


                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                   000-27917           65-0729900
     (State or other          (Commission File     (IRS Employer
        jurisdiction of              Number)      Identification No.)


                              14860 Montfort Drive
                                   Suite 210
                              Dallas, Texas 75240
                    (Address of principal executive offices)

                                  972 386 3372
                           (Issuer's telephone number)



          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                       Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

TEKVOICE, INC. and VERGETECH, INC. entered into an Letter of Intent to acquire TekVoice, Inc., through an equity investment via a convertible note. A copy of this Note is included herein as Exhibit 20.1.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                       NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                       Not applicable

ITEM 5.  OTHER EVENTS

                       Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                       Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


   *20.1 TEKVOICE and VERGETECH, INC. NOTE

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   /s/ Philip Verges
                                   ----------------------------
                                       Philip Verges, CEO
                                       IPVoice Communications, Inc.
                                      (Registrant)

EXHIBIT 20.1

PROMISSORY NOTE

Amount: $100,000.00   Date: May 2, 2003    Miami, Florida

Lender: VergeTech Incorporated
Lender Address: 14860 Montfort Drive, Suite 210, Dallas, TX 75240,
Phone: 972 386 3372, Fax: 972 386 8165

Borrower: TekVoice Communications Inc.
Borrower Address: 8001 NW 36 St Suite 100C, Miami, FL 33166,
Phone: 305 468 9320, Fax: 305 468 9388

In return for a loan received, Tekvoice Communications, Inc. agrees to pay One Hundred Thousand Dollars ($100,000.00) this amount hereinafter called Principal, with interest thereon at the rate of Ten per centum (10%) per annum from the date hereof until maturity, the interest being payable as set forth below, in lawful money of the United States of America to the order of the Lender. Capital and interest are payable at Lenders indicated address, or such other address as the holder from time to time may specify by written notice to the borrower.

TekVoice Communications, Inc. understands that Lender may transfer this Note. The Lender or any one that takes this Note by transfer and who is authorized to receive payment of this Note is called the Note Holder.

The indebtedness evidenced by this note may be prepaid in whole or in part without penalty or premium.

Borrower has agreed to pledge, assign, or grant to Lender as collateral for payment of this liability (hereinafter referred to as "Obligation"), the following:

TekVoice Communications, Inc. shares in a ratio of 2:1 for every dollar, including principal and interest up to the maturity date of this Promissory Note (hereinafter referred to as "Collateral").

If there is a default in payment of any of the sums or interest or in any Obligation, or in the performance of any agreement contained herein and it continues for a period of thirty (30) days then, at the option of the holder of this note, the Principal sum then remaining unpaid with accrued interest shall immediately become due and collectible without notice, time being of the essence of this contract, and the Principal sum and accrued interest shall both bear interest at the highest rate allowable by law from the date of default until fully paid.

All sums paid under this note shall be credited first to accrued interest and then to Principal.


Each borrower and endorser, if any, waives presentment, protest, notice of protest and notice of dishonor and aggress to pay reasonable attorney's fees and expenses in the enforcement of this note prior or subsequent to judgment and in any and all trial and appellate tribunals, whether suit be brought or not if, after maturity of this note or default, counsel shall be employed to collect this note.




Borrower name: TekVoice Communications, Inc.
Represented by Henryk Dabrowski, and Manfred Koroschetz

-----------------------
Henryk Dabrowski

-----------------------
Manfred Koroschetz